UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2014

PROTALEX, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-28385	91-2003490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

131 Columbia Turnpike, Suite 1 Florham Park, NJ 07932		07932
(Address of Principal Executive Offices)		(Zip Code)

(215) 862-9720

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933, as amended (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On September 4, 2014, Protalex, Inc. (“Protalex”) announced that it will be a participant in the Rodman & Renshaw Annual Global Investment Conference, to be held September 8-10, 2014 at the New York Palace Hotel in New York City, at which James W. Dowe, Protalex’s Vice Chairman of the Scientific Advisory Board, will present a corporate overview on Wednesday, September 10th at 10:00 a.m. Eastern time. A copy of the press release and presentation is attached as Exhibits 99.1 and 99.2, respectively, hereto.

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press release dated September 4, 2014.

99.2	Presentation at the Rodman & Renshaw Annual Global Investment Conference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALEX, INC.

Dated: September 5, 2014	By:	/s/ Arnold P. Kling
Arnold P. Kling
President